                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 23, 2002






                          Commission File Number 1-5097



                             JOHNSON CONTROLS, INC.
             (Exact name of registrant as specified in its charter)




        Wisconsin                                        39-0380010
(State of Incorporation)                    (I.R.S. Employer Identification No.)



5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin                                           53201
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (414) 524-1200

ITEM 5   OTHER EVENTS

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated October 23, 2002 reporting the registrant's financial results for the fourth quarter of fiscal 2002.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

99       Press release issued by the registrant on October 23, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JOHNSON CONTROLS, INC.


                                        BY:      /s/  Stephen A. Roell
                                                 ---------------------
                                                 Stephen A. Roell
                                                 Senior Vice President and
                                                 Chief Financial Officer

Date: October 24, 2002


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